                                                                Exhibit 10.81

                              Home Properties, L.P.
                          Amendment No. Seventy-Four to
                           Second Amended and Restated
                        Agreement of Limited Partnership

The  Second  Amended  and  Restated  Agreement  of Limited  Partnership  of Home
Properties,  L.P. (the "Partnership  Agreement") is hereby amended effective May
17, 2005 to  substitute  the  "Schedule A" attached  hereto for the "Schedule A"
currently attached to the Partnership Agreement.  "Schedule A" is hereby amended to reflect various changes.

GENERAL PARTNER
Home Properties, Inc.

/s/ Ann M. McCormick
Ann M. McCormick
Secretary

LIMITED PARTNERS LISTED ON ATTACHED SCHEDULE A
By: Home Properties, Inc.
      as attorney-in-fact

/s/ Ann M. McCormick
Ann M. McCormick
Secretary

                              Home Properties, L.P.
                          Amendment No. Seventy-Five to
                           Second Amended and Restated
                        Agreement of Limited Partnership

The  Second  Amended  and  Restated  Agreement  of Limited  Partnership  of Home
Properties,  L.P. (the  "Partnership  Agreement")  is hereby  amended  effective
August 15, 2005 to substitute the "Schedule A" attached hereto for the "Schedule
A"  currently  attached to the  Partnership  Agreement.  "Schedule  A" is hereby amended to reflect various changes.

GENERAL PARTNER
Home Properties, Inc.

/s/ Ann M. McCormick
Ann M. McCormick
Secretary

LIMITED PARTNERS LISTED ON ATTACHED SCHEDULE A
By: Home Properties, Inc.
      as attorney-in-fact

/s/ Ann M. McCormick
Ann M. McCormick
Secretary

                              Home Properties, L.P.
                          Amendment No. Seventy-Six to
                           Second Amended and Restated
                        Agreement of Limited Partnership

The  Second  Amended  and  Restated  Agreement  of Limited  Partnership  of Home
Properties,  L.P. (the  "Partnership  Agreement")  is hereby  amended  effective
November  15,  2005 to  substitute  the  "Schedule  A"  attached  hereto for the
"Schedule A" currently  attached to the Partnership  Agreement.  "Schedule A" is hereby amended to reflect various changes.

GENERAL PARTNER
Home Properties, Inc.

/s/ Ann M. McCormick
Ann M. McCormick
Secretary

LIMITED PARTNERS LISTED ON ATTACHED SCHEDULE A
By: Home Properties, Inc.
      as attorney-in-fact

/s/ Ann M. McCormick
Ann M. McCormick
Secretary

                              Home Properties, L.P.
                         Amendment No. Seventy-Seven to
                           Second Amended and Restated
                        Agreement of Limited Partnership

The  Second  Amended  and  Restated  Agreement  of Limited  Partnership  of Home
Properties,  L.P. (the  "Partnership  Agreement")  is hereby  amended  effective
December  28,  2005 to  substitute  the  "Schedule  A"  attached  hereto for the
"Schedule A" currently  attached to the Partnership  Agreement.  "Schedule A" is hereby  amended to reflect  various  changes,  including the issuance of limited partnership  interests to the former  owners/members of Artel Associates LLC and
Second Artel Associates Limited Partnership.

GENERAL PARTNER
Home Properties, Inc.

/s/ Ann M. McCormick
Ann M. McCormick
Secretary

LIMITED PARTNERS LISTED ON ATTACHED SCHEDULE A
By: Home Properties, Inc.
      as attorney-in-fact

/s/ Ann M. McCormick
Ann M. McCormick
Secretary

                              Home Properties, L.P.
                         Amendment No. Seventy-Eight to
                           Second Amended and Restated
                        Agreement of Limited Partnership

The  Second  Amended  and  Restated  Agreement  of Limited  Partnership  of Home
Properties,  L.P. (the  "Partnership  Agreement")  is hereby  amended  effective
December  31,  2005 to  substitute  the  "Schedule  A"  attached  hereto for the
"Schedule A" currently  attached to the Partnership  Agreement.  "Schedule A" is hereby amended to reflect various changes.

GENERAL PARTNER
Home Properties, Inc.

/s/ Ann M. McCormick
Ann M. McCormick
Secretary

LIMITED PARTNERS LISTED ON ATTACHED SCHEDULE A
By: Home Properties, Inc.
      as attorney-in-fact

/s/ Ann M. McCormick
Ann M. McCormick
Secretary

                              Home Properties, L.P.
                          Amendment No. Seventy-Nine to
                           Second Amended and Restated
                        Agreement of Limited Partnership

The  Second  Amended  and  Restated  Agreement  of Limited  Partnership  of Home
Properties,  L.P. (the  "Partnership  Agreement")  is hereby  amended  effective
February  17,  2006 to  substitute  the  "Schedule  A"  attached  hereto for the
"Schedule A" currently  attached to the Partnership  Agreement.  "Schedule A" is hereby amended to reflect various changes.

GENERAL PARTNER
Home Properties, Inc.

/s/ Ann M. McCormick
Ann M. McCormick
Secretary

LIMITED PARTNERS LISTED ON ATTACHED SCHEDULE A
By: Home Properties, Inc.
      as attorney-in-fact

/s/ Ann M. McCormick
Ann M. McCormick
Secretary